 Filed Pursuant to Rule 497(e)
Registration No. 033-74470

RNT Natixis Liquid Prime Portfolio of Daily Income Fund

SUPPLEMENT DATED JANUARY 12, 2012 TO THE
PROSPECTUS DATED JULY 29, 2011, AS AMENDED SEPTEMBER 19, 2011

Please insert the following immediately before the “Frequent Trading” section of the Prospectus on page 19:

“:Exchange Privilege

Shareholders of the Portfolio are entitled to exchange some or all of their Class of shares in the Portfolio for any class of shares of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Portfolio. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000.  However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the class of the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value. The exchange privilege provides shareholders of the Portfolio with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See “Tax Consequences.”

Instructions for exchanges may be made by sending a written request to:

RNT Natixis Liquid Prime Portfolio
c/o Reich & Tang
1411 Broadway-28th Floor
New York, New York 10018

or, for shareholders who have elected that option, by telephoning the Portfolio at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day.

The Portfolio reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Please retain this Supplement with your Prospectus for future reference

1411 Broadway, 28th Floor
New York, NY 10018-3450
(212) 830-5240
(888) 226-5504 (TOLL FREE)